SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

May 3, 2012

(Date of Report)

PLANDAI BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51206	20-1389815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2226 Eastlake Avenue East #156, Seattle, WA 98102

(Address of principal executive offices)

Registrant's telephone number, including area code: (425)836-9035

___________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 3, 2012, the Company posted to its website an investor information presentation that potentially contains information that has not previously been released to the general public.  This information could also be selectively distributed to shareholders, brokers and investor relations firms.

The information distributed is attached hereto as exhibit 99.1

Exhibit Number	Description

99.1	Plandai Investor Deck

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  May 3, 2012

PLANDAI BIOTECHNOLOGY, INC. By: /s/ Roger Duffield Roger Duffield Chief Executive Officer